UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 16, 2016 (June 15, 2016)

DELTA TUCKER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-173746	27-2525959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Old Meadow Road

McLean, Virginia 22102

(Address of Principal Executive Offices)

(571) 722-0210

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Indenture related to the New Notes

General

On June 15, 2016, in connection with the consummation of the previously announced exchange offer and consent solicitation (the “Exchange Offer”), relating to the exchange of 10.375% Senior Notes due 2017 (the “Existing Notes”) for $45,000,000 cash and newly issued 11.875% Senior Secured Second Lien Notes due 2020, DynCorp International Inc. (“DynCorp International”), a wholly owned subsidiary of Delta Tucker Holdings, Inc. (“Holdings” and, together with DynCorp International and other consolidated subsidiaries of Holdings, the “Company,” “we,” “our” or “us”), issued $370,605,018 aggregate principal amount of 11.875% Senior Secured Second Lien Notes due 2020 (the “New Notes”).

The New Notes are governed by the terms of the indenture, dated as of June 15, 2016 (the “Indenture”), among DynCorp International, the Guarantors (as defined below) and Wilmington Trust, National Association, as trustee (the “Trustee”) and collateral agent (the “Collateral Agent”).

The New Notes are senior secured obligations of DynCorp International, as issuer, and of the Guarantors, as guarantors. The New Notes will be secured by second-priority liens on the assets that secure DynCorp International’s and the Guarantors’ obligations under DynCorp International’s senior secured credit facility, subject to permitted liens and certain exceptions. The New Notes are guaranteed by (1) Holdings, and (2) all of DynCorp International’s subsidiaries that currently guarantee the Existing Notes (the “Subsidiary Guarantors,” and collectively with Holdings, the “Guarantors”). The New Notes will mature on November 30, 2020.

Interest on the New Notes accrues at the rate of 11.875% per annum, comprised of 10.375% per annum in cash and 1.500% per annum payable in kind (“PIK,” and such interest “PIK Interest”). The cash portion of the interest on the New Notes is payable in cash and the PIK Interest on the New Notes is payable in kind, each semi-annually in arrears on January 1 and July 1, commencing on July 1, 2016. Interest accrues from January 1, 2016, which was the last date interest was paid on the Existing Notes.

The New Notes were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Exchange Offer was made, and the New Notes were offered and issued, in reliance on the exemption from the registration requirements of the Securities Act provided under Section 3(a)(9) of the Securities Act and on the exemption from the registration requirements of state securities laws and regulations provided under Section 18(b)(4)(D) of the Securities Act. Consistent with past interpretations of Section 3(a)(9) by the staff of the SEC, the New Notes received in exchange for the Existing Notes tendered pursuant to the Exchange Offer have the same characteristics as the Existing Notes as to their transferability and are freely transferable without registration under the Securities Act and without regard to any holding period by those tendering holders who are not our “affiliates” (as defined in the Securities Act). This report shall not constitute an offer to sell nor a solicitation of an offer to purchase any securities.

Covenants

The Indenture contains covenants that limit, among other things, each of Holdings’, DynCorp International’s and the Subsidiary Guarantors’ ability to:

•	incur additional indebtedness;

•	pay dividends on capital stock or repurchase capital stock;

•	make investments;

•	create liens or use assets as security in other transactions;

•	merge, consolidate or transfer or dispose of substantially all of its assets;

•	engage in transactions with affiliates; and

•	sell certain assets or merge with or into other companies.

These covenants are subject to a number of important exceptions and qualifications.

In addition, the Indenture (i) requires that any principal to be paid on any Existing Notes that remain outstanding that were not tendered in the Exchange Offer may only be paid with the proceeds of new equity or new unsecured debt that is expressly subordinated to the New Notes (and such non-exchanged Existing Notes are not permitted to be exchanged into secured obligations of any kind) and (ii) requires the DynCorp International to make amortization payments of (x) $22.5 million principal amount of the new term loan facility under the Credit Agreement (as defined below) no later than the first anniversary of the effective date of the Credit Agreement, and (y) an additional $22.5 million principal amount of the new term loan facility no later than the second anniversary of the effective date of the Credit Agreement, which amounts may be reduced as a result of the application of prepayments.

If DynCorp International sells certain assets without applying proceeds in a specified manner, holders of the New Notes will have the right to require DynCorp International to repurchase some or all of the New Notes at 100% of their face amount, plus accrued and unpaid interest to the repurchase date.

Upon the occurrence of specific kinds of change of control events (unless DynCorp International elects to redeem the New Notes at its option prior thereto), holders of New Notes will have the right to require DynCorp International to repurchase some or all of the New Notes at 101% of their face amount, plus accrued and unpaid interest to the repurchase date.

Optional Redemption

DynCorp International is permitted to redeem the New Notes prior to July 1, 2017, in whole but not in part, at its option, at 100% of their principal amount, together with any accrued and unpaid cash interest and additional interest, if any, together with an amount of cash equal to all accrued and unpaid PIK Interest to but excluding the redemption date.

In addition, on or after July 1, 2017, the New Notes will be redeemable at the option of DynCorp International, in whole or in part, at any time and from time to time, upon not less than 30 nor more than 60 days’ prior notice, at the following redemption prices (expressed as a percentage of the principal amount), plus accrued and unpaid cash interest, if any, together with an amount of cash equal to all accrued and unpaid PIK Interest to but excluding the redemption date, if redeemed during the 12-month period commencing on July 1 of the years set forth below:

Period	Redemption Price
2017	106.00%
2018	103.00%
2019 and thereafter	100.00%

Events of Default

The Indenture contains customary events of default. If the New Notes are accelerated or otherwise become due and payable prior to their maturity, in each case, as a result of an event of default under the Indenture, on or after July 1, 2017, the amount of principal of, accrued and unpaid interest and premium on the New Notes that becomes due and payable will equal the redemption price plus accrued and unpaid cash interest, if any, together with an amount of cash equal to all accrued and unpaid PIK Interest, applicable with respect to an optional redemption of the New Notes. If the New Notes are accelerated or otherwise become due and payable prior to their maturity, in each case, as a result of an event of default under the Indenture, at any time prior to July 1, 2017, the amount of principal of, accrued and unpaid interest and premium on the New Notes that becomes due and payable will equal 100% of the principal amount of the New Notes plus an Acceleration Premium (as defined in the Indenture) plus accrued and unpaid cash interest, if any, together with an amount of cash equal to all accrued and unpaid PIK Interest.

The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Third Lien Term Loan

Based on the completion of the Exchange Offer and the satisfaction of conditions set forth in the Third Lien Credit Facility Commitment Letter, dated April 30, 2016, delivered by DynCorp Funding LLC, a limited liability company managed by Cerberus Capital Management, L.P., to DynCorp International, described in the Form 8-K filed by Holdings with the SEC on May 2, 2016, DynCorp International, Holdings, the guarantors party thereto and DynCorp Funding LLC have entered into a Third Lien Credit Agreement, dated as of June 15, 2016 (the “Third Lien Credit Agreement”). Under the Third Lien Credit Agreement, DynCorp Funding LLC has made a $30 million term loan to the DynCorp International (the “Cerberus 3L Notes”), the proceeds of which will be used to pay fees and expenses (including reimbursement of out-of-pocket expenses) in support of or related to the Company’s Global Advisory Group for a two-year period after the closing date of the Third Lien Credit Agreement. The description of the terms of the Cerberus 3L Notes in the Form 8-K filed by Holdings with the SEC on May 2, 2016 is incorporated herein by reference.

The foregoing descriptions of the Cerberus 3L Notes and the Third Lien Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Lien Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Intercreditor Agreement

The collateral granted to secure the indebtedness under the Company’s senior secured credit facility (the “Credit Agreement”), on a first-priority basis, has also been granted to secure (a) the New Notes and the guarantees under the Indenture on a second-priority basis and (b) the Cerberus 3L Loans on a third-priority basis. The relative priority of the liens afforded to the Credit Agreement, New Notes and Cerberus 3L Loans and the subordination in right of payment of the Cerberus 3L Loans to the Credit Agreement and the New Notes are set forth in the Intercreditor Agreement (the “Intercreditor Agreement”), dated as of June 15, 2016, by and among the administrative agent and the collateral agent under the Credit Agreement, the Collateral Agent and Trustee under the Indenture, and the collateral agent under the Third Lien Credit Agreement.

The foregoing description of the Intercreditor Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Intercreditor Agreement, which is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference into this Item 2.03.

Item 8.01.	Other Events.

On June 16, 2016, DynCorp International issued a press release announcing the closing of the Exchange Offer and the completion of the other elements of its comprehensive refinancing of outstanding secured and unsecured indebtedness to extend debt maturities. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K, including the exhibits, may contain forward-looking statements regarding future events and our future results that are subject to the safe harbors created by the Private Securities Litigation Reform Act of 1995 under the Securities Act and the Securities Exchange Act of 1934. Without limiting the foregoing, the words “believes,” “thinks,” “anticipates,” “plans,” “expects” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks and uncertainties. Statements regarding the amount of our backlog, estimated total contract values, and 2016 outlook are other examples of forward-looking statements. We caution that these statements are further qualified by important economic, competitive, governmental, international and technological factors that could cause our business, strategy, projections or actual results or events to differ materially, or otherwise, from those in the forward-looking statements. These factors, risks and uncertainties include, among others, the following: our substantial level of indebtedness, our ability to refinance or amend the terms of that indebtedness, and changes in availability of capital and cost of capital; the ability to refinance, amend or generate sufficient cash to repay our indebtedness, including any future indebtedness, which may force us to take other actions to satisfy our obligations under our indebtedness, which may not be successful; the future impact of mergers, acquisitions, divestitures, joint ventures or teaming agreements; the outcome of any material litigation, government investigation, audit or other regulatory matters; restatement of our financial statements causing credit ratings to be downgraded or covenant violations under our debt agreements; policy and/or spending changes implemented by the Obama Administration, any subsequent administration or Congress, including any further changes to the sequestration that the United States Department of Defense is currently operating under; termination or modification of key U.S. government or commercial contracts, including subcontracts; changes in the demand for services that we provide or work awarded under our contracts, including without limitation, the Bureau for International Narcotics and Law Enforcement Affairs, Office of Aviation (“INL Air Wing”), Contract Field Teams and Logistics Civil Augmentation Program contracts; the outcome of recompetes on existing programs, including but not limited to any upcoming recompetes on the INL Air Wing or War Reserve Materiel programs; changes in the demand for services provided by our joint venture partners; changes due to the pursuit of new commercial business in the U.S. and abroad; activities of competitors and the outcome of bid protests; changes in significant operating expenses; impact of lower than expected win rates for new business; general political, economic, regulatory and business conditions in the U.S. or in other countries in which we operate; acts of war or terrorist activities, including cyber security threats; variations in performance of financial markets; the inherent difficulties of estimating future contract revenue and changes in anticipated revenue from indefinite delivery, indefinite quantity contracts and indefinite quantity contracts; the timing or magnitude of any award, performance or incentive fee granted under our government contracts; changes in expected percentages of future revenue represented by fixed-price and time-and-materials contracts, including increased competition with respect to task orders subject to such contracts; decline in the estimated fair value of a reporting unit resulting in a goodwill impairment and a related non-cash impairment charged against earnings; changes in underlying assumptions, circumstances or estimates that may have a material adverse effect upon the profitability of one or more contracts and our performance; changes in our tax provisions or exposure to additional income tax liabilities that could affect our profitability and cash flows; uncertainty created by management turnover; termination or modification of key subcontractor performance or delivery; the ability to receive timely payments from prime contractors where we act as a subcontractor; and statements covering our business strategy, those described in “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on March 30, 2016, and other risks detailed from time to time in our reports filed with the SEC and other risks detailed from time to time in our reports posted to our website or made available publicly through other means. Accordingly, such forward-looking statements do not purport to be predictions of future events or circumstances and therefore, there can be no assurance that any forward-looking statements contained herein will prove to be accurate. We assume no obligation to update the forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on forward-looking statements. The Company’s actual results could differ materially from those contained in the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit

4.1	Indenture, dated as of June 15, 2016, among DynCorp International, the Guarantors party thereto and Wilmington Trust, National Association.

4.2	Intercreditor Agreement, dated as of June 15, 2016, among the administrative agent and the collateral agent under the Credit Agreement, the Collateral Agent under the Indenture, and the collateral agent under the Third Lien Credit Agreement.

10.1	Third Lien Credit Agreement, dated as of June 15, 2016, among DynCorp International, Holdings, the Guarantors party thereto and DynCorp Funding LLC.

99.1	Press Release issued by DynCorp International Inc. on June 16, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA TUCKER HOLDINGS, INC.

Date: June 16, 2016	By:	/s/ William T. Kansky
Name: William T. Kansky
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

4.1	Indenture, dated as of June 15, 2016, among DynCorp International, the Guarantors party thereto and Wilmington Trust, National Association.

4.2	Intercreditor Agreement, dated as of June 15, 2016, among the administrative agent and the collateral agent under the Credit Agreement, the Collateral Agent under the Indenture, and the collateral agent under the Third Lien Credit Agreement.

10.1	Third Lien Credit Agreement, dated as of June 15, 2016, among DynCorp International, Holdings, the Guarantors party thereto and DynCorp Funding LLC.

99.1	Press Release issued by DynCorp International Inc. on June 16, 2016.